UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005 (September 29, 2005)

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer
Identification No.)

3601 West 76th Street,

Minneapolis, Minnesota 55435-3000

(Address of Principal Executive Offices)  (Zip Code)

(952) 835-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 29, 2005, at a meeting of the Board of Directors of Analysts, the Company’s executive officers proposed reductions in their base salaries of between five and ten percent.  The Company and executive officers approved reductions in base compensation as set forth in Exhibit 10 attached hereto and incorporated in this Current Report as if fully set forth herein.

Item 7.01               Regulation FD Disclosure.

On October 3, 2005, Analysts International Corporation (the “Company”) issued a press release concerning corporate restructuring and realignment actions and related one-time restructuring charges the Company anticipates taking in its third quarter ending October 1, 2005 and updating revenue guidance for its fourth quarter ending December 31, 2005.

The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this Press Release by the Company and Mr. Baker, the Company’s President, including the Company’s expected third and fourth quarter 2005 and 2006 performance, and statements regarding: (i) the expected one-time charges between $4.0 and $5.0 million for the period ending September 30, 2005; (ii) the expected annualized cost-savings in excess of $5.0 million from the Company’s reorganization actions; (iii) the Company’s anticipated growth and return to profitability in the fourth quarter and 2006; (iv) the Company’s anticipated revenues for the third quarter of 2005; and (v) the Company’s expectation that it will emerge from its reorganization a leaner, more efficient and well positioned company to compete in the marketplace are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that Analysts’ reorganization actions will not produce a leaner more efficient company that produces higher revenue growth and profitability in the fourth quarter and 2006; (ii) the risk that Analysts will lose one or more contracts that adversely impact its growth and profitability; (iii) Analysts’ reorganization adversely affects its competitiveness in the marketplace; and (v) other economic, business, competitive and/or regulatory factors affecting Analysts’ businesses generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to Analysts on the date of the press release.   Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this transcript to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

10           Executive Officer Base Compensation Reductions

99.1        Press release dated October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 5, 2005

ANALYSTS INTERNATIONAL CORPORATION

By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary
and General Counsel

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 5, 2005	0-4090

EXHIBIT NO.	ITEM

10	Tabular Presentation of Reductions in Base Compensation of Executive Officers
99.1	Press Release dated October 3, 2005